          As filed with the Securities and Exchange Commission on April 3, 2001
                                                     Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                ---------------

                                 ELOQUENT, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                                       94-3221868
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                      2000 ALAMEDA DE LAS PULGAS, SUITE 100
                               SAN MATEO, CA 94403
                                 (650) 294-6500
                    (Address of principal executive offices)

                                ---------------

                           1999 EQUITY INCENTIVE PLAN
                        1999 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plans)

                             CLIFFORD A. REID, PH.D.
                CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                                 ELOQUENT, INC.
                      2000 ALAMEDA DE LAS PULGAS, SUITE 100
                               SAN MATEO, CA 94403
                                 (650) 294-6500
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                ---------------

                                   Copies to:
                            KENNETH L. GUERNSEY, ESQ.
                             JODIE M. BOURDET, ESQ.
                               COOLEY GODWARD LLP
                         ONE MARITIME PLAZA, 20TH FLOOR
                             SAN FRANCISCO, CA 94111
                                 (415) 693-2000

                                ---------------

                         CALCULATION OF REGISTRATION FEE

============================ ==================== ========================= ========================== =========================
                                                      PROPOSED MAXIMUM          PROPOSED MAXIMUM
 TITLE OF SECURITIES TO BE      AMOUNT TO BE         OFFERING PRICE PER     AGGREGATE OFFERING PRICE    AMOUNT OF REGISTRATION
        REGISTERED               REGISTERED              SHARE (1)                     (1)                       FEE
---------------------------- -------------------- ------------------------- -------------------------- -------------------------
Shares  of  Common   Stock,              713,460                    $0.828                $590,745.00                   $147.69
par value  $.001 per share,
reserved  for future  grant
under   the   1999   Equity
Incentive Plan(2)
---------------------------- -------------------- ------------------------- -------------------------- -------------------------

Shares  of  Common   Stock,              178,365                    $0.828                $147,686.00                    $36.92
par value  $.001 per share,
reserved  for future  grant
under  the  1999   Employee
Stock Purchase Plan(2)
---------------------------- -------------------- ------------------------- -------------------------- -------------------------

Total                                    891,825                    $0.828                $738,431.00                   $184.61
============================ ==================== ========================= ========================== =========================

(1) Estimated solely for the purpose of calculating the amount of the registration fee. The offering price per share and aggregate offering price are based upon the average of the high and low prices of Eloquent, Inc.'s ("Registrant" or "Company") Common Stock as reported on the Nasdaq National Market on March 28, 2001 for shares available for future grant pursuant to the 1999 Equity Incentive Plan and 1999 Employee Stock Purchase Plan (pursuant to Rule 457(c) under the Securities Act of 1933, as amended (the "Act")).

(2) This Registration Statement shall cover any additional shares of Common Stock which become issuable under the Plans set forth herein by reason of any stock dividend, stock split, recapitalization or any other similar transaction without receipt of consideration which results in an increase in the number of shares of the Registrant's outstanding common stock.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The contents of Registration Statement on Form S-8 (No. 333-34182) filed by Eloquent, Inc. (the "Company" or the "Registrant") with the Securities and Exchange Commission on April 6, 2000 are incorporated by reference into this Registration Statement:

                                    EXHIBITS

EXHIBIT
NUMBER
     5.1       Opinion of Cooley Godward LLP
    23.1       Consent of PricewaterhouseCoopers LLP
    23.2       Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement
    24.1       Power of Attorney is contained on the signature pages
    99.1       1999 Equity Incentive Plan and forms of grant thereunder (1)
    99.2       1999 Employee Stock Purchase Plan (2)

(1) Filed as an exhibit to the Form S-1 Registration Statement (Registration No. 333-89537) on October 22, 1999 and incorporated herein by reference. Form of offering thereunder filed as an exhibit to the Form S-1 Registration Statement (Registration No. 333-89537) on October 22, 1999 and incorporated herein by reference.

(2) Filed as an exhibit to Amendment No. 3 to the Form S-1 Registration Statement (Registration No. 333-89537) on February 11, 2000 and incorporated herein by reference. Form of offering thereunder filed as an exhibit to Amendment No. 3 to the Form S-1 Registration Statement (Registration No. 333-89537) on February 11, 2000 and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Mateo, County of San Mateo, State of California, on March 30, 2001.


                                       ELOQUENT, INC.


                                       By:  /s/ Clifford A. Reid
                                          -----------------------------
                                          Clifford A. Reid
                                          Chairman of the Board and
                                          Chief Executive Officer



                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Clifford A. Reid and R. John Curson, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

            SIGNATURE                                             TITLE                                   DATE
/s/ Clifford A. Reid                                Chairman of the Board and Chief                  March 30, 2001
-----------------------------------                 Executive Officer (Principal
         CLIFFORD A. REID                           Executive Officer)

/s/ R. John Curson                                  Chief Financial Officer, Secretary,              March 30, 2001
-----------------------------------                 Treasurer and Office of the President
         R. JOHN CURSON                             (Principal Financial and Accounting
                                                    Officer)

/s/ Anthony P. Brenner                              Director                                         March 30, 2001
-----------------------------------
         ANTHONY P. BRENNER


                                                    Director
-----------------------------------
         MICHAEL E. HERMAN


/s/ Sarah M. Nolan                                  Director                                         March 30, 2001
-----------------------------------
        SARAH M. NOLAN


/s/ Terry L. Opdendyk                               Director                                         March 30, 2001
-----------------------------------
      TERRY L. OPDENDYK

                                    EXHIBITS

EXHIBIT                                                                                                      SEQUENTIAL PAGE
NUMBER                                                                                                       NUMBERS
     5.1       Opinion of Cooley Godward LLP
    23.1       Consent of PricewaterhouseCoopers LLP
    23.2       Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement
    24.1       Power of Attorney is contained on the signature pages
    99.1       1999 Equity Incentive Plan and forms of grant thereunder (1)                                       --
    99.2       1999 Employee Stock Purchase Plan (2)                                                              --

                                                                                                                  --

(1) Filed as an exhibit to the Form S-1 Registration Statement (Registration No. 333-89537) on October 22, 1999 and incorporated herein by reference. Form of offering thereunder filed as an exhibit to the Form S-1 Registration Statement (Registration No. 333-89537) on October 22, 1999 and incorporated herein by reference.

(2) Filed as an exhibit to Amendment No. 3 to the Form S-1 Registration Statement (Registration No. 333-89537) on February 11, 2000 and incorporated herein by reference. Form of offering thereunder filed as an exhibit to Amendment No. 3 to the Form S-1 Registration Statement (Registration No. 333-89537) on February 11, 2000 and incorporated herein by reference.